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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2005


                       NEW YORK REGIONAL RAIL CORPORATION
             (Exact name of Registrant as specified in its charter)


          Delaware                       000-28583               13-3081571
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

           5266 Seneca Street, West Seneca, New York       14224
          -------------------------------------------    ----------
           (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (716) 675-6015
                                  -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-14(c))



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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Dismissal of Sherb & Co., LLP

         On June 23, 2005, the Executive Committee of the Board of Directors of New York Regional Rail Corporation (the "Company") dismissed Sherb & Co., LLP as the Company's independent registered public accounting firm.

         Sherb & Co., LLP's reports on the Company's financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. Sherb & Co., LLP's reports on the Company's financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2003 indicated that the consolidated financial statements had been prepared assuming that the Company will continue as a going concern and that the Company's losses from operations, working capital deficiency and accumulated deficit raised substantial doubt about the Company's ability to continue as a going concern. The Company does not dispute this conclusion.

         During the Company's fiscal years ended December 31, 2004 and December 31, 2003 and through June 23, 2005, there were no known disagreements between the Company and Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Sherb & Co., LLP, would have caused Sherb & Co., LLP to make reference thereto in its reports on the financial statements for such years.

         The Company has provided Sherb & Co., LLP with a copy of the above disclosure and requested Sherb & Co., LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.

(b)      Appointment of Rotenberg & Co. LLP

         On June 23, 2005, the Executive Committee of the Board of Directors of the Company engaged Rotenberg & Co. LLP as the Company's independent registered public accounting firm.






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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      June 23, 2005                    NEW YORK REGIONAL RAIL CORPORATION


                                             By:  /s/ Donald B. Hutton
                                                 -------------------------
                                             Name:  Donald B. Hutton
                                             Title: Chief Executive Officer